LONG-TERM INVESTMENTS - Schedule of financial information (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Equity Method Investment, Summarized Financial Information
Current assets	$ 3,045	$ 835
Non-current assets	3,575	2,307
Current liabilities	(3,002)	(2,116)
Non-current liabilities	(886)
Total revenues	3,139	3,893	$ 1,960
Gross profit	460	917	755
Loss from operations	(3,124)	(1,444)	(693)
Net loss	$ (3,132)	$ (1,584)	$ (729)